Exhibit 99.1

News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts
(317) 269-1614
Beth Copeland - Media
(317) 269-1395

FIRST INDIANA ANNOUNCES 2007 SECOND QUARTER EARNINGS

        INDIANAPOLIS, August 7, 2007 — First Indiana Corporation today announced net income of $3.9 million, or $0.24 per diluted share, for the quarter ended June 30, 2007. Net income for the second quarter of the previous year was $6.7 million, or $0.40 per diluted share. For the six months ended June 30, 2007, First Indiana’s net income was $10.0 million or $0.60 per diluted share, compared with net income from continuing operations of $12.6 million or $0.75 per diluted share for the same period in 2006.

        Included in second quarter and year-to-date 2007 net income is a $3.4 million pre-tax charge to sale of loans revenue, which equates to a negative $0.13 per diluted share. This charge includes $1.3 million in losses on the repurchase of previously sold home equity loans and $2.1 million to establish a loss reserve for future repurchases of previously sold home equity loans. Given second quarter’s losses and the fact that future losses are probable and can be reasonably estimated, the Bank established a loss reserve which management believes is adequate to cover such losses.

        Annualized return on average assets for the second quarter of 2007 was 0.74 percent, compared with 1.35 percent for the second quarter of 2006. Annualized return on average equity for the second quarter of 2007 was 8.80 percent, compared with 15.33 percent for the second quarter of 2006.

        On July 9, 2007, First Indiana and Marshall & Ilsley Corporation announced the signing of a definitive agreement for Marshall & Ilsley Corporation to acquire First Indiana Corporation. Under the agreement, Marshall & Ilsley Corporation will purchase First Indiana Corporation for $32 per share in cash or an aggregate of approximately $529 million. The transaction is expected to be completed in the fourth quarter of 2007 or first quarter of 2008, subject to the affirmative vote of First Indiana Corporation shareholders, regulatory approvals, and other customary conditions.

        As previously announced, First Indiana had engaged BKD, LLP to serve as the company’s independent auditor, replacing KPMG, LLP. However, following the announcement of the pending acquisition of First Indiana by Marshall & Ilsley Corporation, BKD, LLP declined to accept engagement as the company’s independent auditor. KPMG has since been engaged

First Indiana Announces 2007 Second Quarter Earnings

to return as auditors for First Indiana until the acquisition is complete.

        “Although we had opted to work with a smaller regional firm just this past June, our parting from KPMG was friendly as shown by how quickly they returned to the role of our auditor,” said Robert H. Warrington, president and chief executive officer. “We understand BKD’s decision not to finalize an engagement that would require investing in an initial learning curve for a business relationship that would only last a short period of time. There were no other issues in our parting from BKD.”

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 32 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This document may contain forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.firstindiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Six Months Ended
	June 30 2007	December 31 2006	June 30 2006	June 30 2007	June 30 2006
Net Interest Income	$18,244	$18,179	$17,741	$36,736	$35,595
Provision for Loan Losses	—	—	(1,350)	—	(1,600)
Non-Interest Income	3,982	6,530	7,278	10,307	14,718
Non-Interest Expense	15,782	15,345	15,473	31,091	31,645
Income from Continuing Operations, Net of Taxes	3,936	6,010	6,703	9,959	12,613
Income from Discontinued Operations, Net of Taxes	—	—	—	—	8,653
Net Income	3,936	6,010	6,703	9,959	21,266

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$0.24	$0.36	$0.41	$0.61	$0.76
Income from Discontinued Operations, Net of Taxes	—	—	—	—	0.52

Net Income	$0.24	$0.36	$0.41	$0.61	$1.28

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$0.24	$0.35	$0.40	$0.60	$0.75
Income from Discontinued Operations, Net of Taxes	—	—	—	—	0.50

Net Income	$0.24	$0.35	$0.40	$0.60	$1.25

Dividends Per Share	$0.210	$0.200	$0.200	$0.420	$0.400

Net Interest Margin	3.65%	3.65%	3.77%	3.70%	3.83%
Efficiency Ratio (1)	71.01	62.10	61.84	66.09	62.90
Annualized Return on Average Assets (2)	0.74	1.13	1.35	0.95	2.17
Annualized Return on Average Equity (2)	8.80	13.20	15.33	11.15	24.01

Average Basic Shares Outstanding	16,290,559	16,482,585	16,527,680	16,332,883	16,645,297
Average Diluted Shares Outstanding	16,550,383	16,842,036	16,911,788	16,607,575	17,052,020

	June 30 2007	December 31 2006	June 30 2006
Assets	$2,223,715	$2,162,113	$2,088,700
Loans	1,713,012	1,694,687	1,660,680
Deposits	1,666,392	1,611,055	1,579,074
Shareholders’ Equity	178,137	182,094	174,160
Shareholders’ Equity/Assets	8.01%	8.75%	8.34%
Tangible Equity/Tangible Assets	6.61%	6.98%	6.83%
Shareholders’ Equity Per Share	$10.78	$10.86	$10.43
Market Closing Price	22.12	25.36	26.03
Shares Outstanding	16,525,702	16,767,727	16,694,076
(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
 First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
	June 30 2007 (Unaudited)	December 31 2006	June 30 2006 (Unaudited)
Assets
Cash	$48,382	$53,511	$70,322
Interest-Bearing Due from Banks	2,257	6,317	10,885
Federal Funds Sold	95,100	41,500	—
Securities Available for Sale	259,681	262,827	244,425
Other Investments	20,006	20,006	26,540
Loans
Commercial	997,614	937,827	898,099
Consumer	463,097	488,173	492,771
Residential Mortgage	252,301	268,687	269,810

Total Loans	1,713,012	1,694,687	1,660,680
Allowance for Loan Losses	(28,276)	(30,463)	(36,274)

Net Loans	1,684,736	1,664,224	1,624,406
Premises and Equipment	30,396	27,218	25,940
Accrued Interest Receivable	11,160	11,710	10,971
Goodwill	30,682	30,682	30,682
Other Intangible Assets	2,703	2,864	3,035
Other Assets	38,612	41,254	41,494

Total Assets	$2,223,715	$2,162,113	$2,088,700

Liabilities
Non-Interest-Bearing Deposits	$232,779	$242,975	$247,812
Interest-Bearing Deposits
Demand Deposits	187,250	194,878	179,541
Savings Deposits	775,711	664,474	618,027
Certificates of Deposit	470,652	508,728	533,694

Total Interest-Bearing Deposits	1,433,613	1,368,080	1,331,262

Total Deposits	1,666,392	1,611,055	1,579,074
Short-Term Borrowings	285,469	277,888	220,545
Federal Home Loan Bank Advances	18,379	19,666	44,682
Subordinated Notes	46,967	46,905	46,843
Accrued Interest Payable	2,805	2,612	2,474
Advances by Borrowers for Taxes and Insurance	2,118	1,265	1,083
Other Liabilities	23,448	20,628	19,839

Total Liabilities	2,045,578	1,980,019	1,914,540

Shareholders' Equity
Common Stock	206	205	205
Capital Surplus	19,080	18,121	16,755
Retained Earnings	227,886	225,365	220,370
Accumulated Other Comprehensive Income (Loss)	(2,561)	(2,908)	(4,481)
Treasury Stock at Cost	(66,474)	(58,689)	(58,689)

Total Shareholders' Equity	178,137	182,094	174,160

Total Liabilities and Shareholders' Equity	$2,223,715	$2,162,113	$2,088,700

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30 2007	March 31 2007	June 30 2006	June 30 2007	June 30 2006
Interest Income
Interest-Bearing Due from Banks	$29	$34	$120	$63	$223
Federal Funds Sold	290	205	137	495	184
Securities Available for Sale	2,888	2,697	2,471	5,585	4,915
Dividends on Other Investments	233	246	351	479	700
Loans	31,566	31,761	28,969	63,327	56,157

Total Interest Income	35,006	34,943	32,048	69,949	62,179
Interest Expense
Deposits	12,972	12,965	10,514	25,937	18,934
Short-Term Borrowings	2,697	2,394	2,288	5,091	4,527
Federal Home Loan Bank Advances	252	254	664	506	1,444
Subordinated Notes	841	838	841	1,679	1,679

Total Interest Expense	16,762	16,451	14,307	33,213	26,584

Net Interest Income	18,244	18,492	17,741	36,736	35,595
Provision for Loan Losses	—	—	(1,350)	—	(1,600)

Net Interest Income after Provision for Loan Losses	18,244	18,492	19,091	36,736	37,195
Non-Interest Income
Deposit Charges	5,012	4,196	4,126	9,208	7,989
Loan Fees	228	245	479	474	987
Investment Product Sales Commissions	323	307	187	630	408
Sale of Loans	(2,583)	1,182	2,056	(1,401)	4,109
Other	1,002	394	430	1,396	1,225

Total Non-Interest Income	3,982	6,324	7,278	10,307	14,718
Non-Interest Expense
Salaries and Benefits	9,322	9,491	9,310	18,813	19,017
Net Occupancy	1,109	1,094	1,003	2,203	1,952
Equipment	1,415	1,316	1,441	2,731	3,600
Professional Services	888	776	943	1,664	1,824
Marketing	614	636	502	1,250	1,006
Telephone, Supplies, and Postage	681	712	699	1,393	1,413
Other Intangible Asset Amortization	80	80	85	160	171
OREO Expenses (Income)	47	(419)	39	(372)	(186)
Other	1,626	1,623	1,451	3,249	2,848

Total Non-Interest Expense	15,782	15,309	15,473	31,091	31,645

Income from Continuing Operations	6,444	9,507	10,896	15,952	20,268
Income Taxes	2,508	3,485	4,193	5,993	7,655

Income from Continuing Operations, Net of Taxes	3,936	6,022	6,703	9,959	12,613
Discontinued Operations
Income from Discontinued Operations	—	—	—	—	14,254
Income Taxes	—	—	—	—	5,601

Income from Discontinued Operations, Net of Taxes	—	—	—	—	8,653

Net Income	$3,936	$6,022	$6,703	$9,959	$21,266

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$0.24	$0.37	$0.41	$0.61	$0.76
Income from Discontinued Operations, Net of Taxes	—	—	—	—	0.52

Net Income	$0.24	$0.37	$0.41	$0.61	$1.28

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$0.24	$0.36	$0.40	$0.60	$0.75
Income from Discontinued Operations, Net of Taxes	—	—	—	—	0.50

Net Income	$0.24	$0.36	$0.40	$0.60	$1.25

Dividends Per Common Share	$0.210	$0.210	$0.200	$0.420	$0.400

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands) (Unaudited)

	Three Months Ended
	June 30, 2007			June 30, 2006
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$2,290	$29	5.02	$9,985	$120	4.81%
Federal Funds Sold	22,109	290	5.26	11,415	137	4.81
Securities Available for Sale	260,241	2,888	4.44	247,304	2,471	4.00
Other Investments	20,006	233	4.65	26,540	351	5.29
Loans
Commercial	968,899	19,635	8.13	826,934	16,400	7.95
Consumer	472,096	8,503	7.20	498,756	9,219	7.39
Residential Mortgage	255,878	3,428	5.36	263,744	3,350	5.08

Total Loans	1,696,873	31,566	7.46	1,589,434	28,969	7.31

Total Earning Assets	2,001,519	35,006	7.01	1,884,678	32,048	6.81
Other Assets	124,034			114,088

Total Assets	$2,125,553			$1,998,766

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$195,282	$598	1.23	$181,834	$397	0.88%
Savings Deposits	686,931	6,496	3.79	546,117	4,395	3.23
Certificates of Deposit	490,867	5,878	4.80	531,614	5,722	4.32

Total Interest-Bearing Deposits	1,373,080	12,972	3.79	1,259,565	10,514	3.35
Short-Term Borrowings	260,443	2,697	4.15	216,812	2,288	4.23
Federal Home Loan Bank Advances	18,448	252	5.49	53,476	664	4.98
Subordinated Notes	46,956	841	7.16	46,834	841	7.18

Total Interest-Bearing Liabilities	1,698,927	16,762	3.96	1,576,687	14,307	3.64
Non-Interest-Bearing Demand Deposits	213,655			217,283
Other Liabilities	33,567			29,348
Shareholders' Equity	179,404			175,448

Total Liabilities and Shareholders' Equity	$2,125,553			$1,998,766

Net Interest Income/Spread		$18,244	3.05%		$17,741	3.17%

Net Interest Margin			3.65%			3.77%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands) (Unaudited)
	Six Months Ended
	June 30, 2007			June 30, 2006
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$2,454	$63	5.19%	$9,489	$223	4.74%
Federal Funds Sold	18,492	495	5.39	7,882	184	4.72
Securities Available for Sale	259,499	5,585	4.30	247,210	4,915	3.98
Other Investments	20,006	479	4.79	26,540	700	5.27
Loans
Commercial	953,904	39,145	8.28	809,999	31,225	7.77
Consumer	476,284	17,232	7.24	497,985	18,290	7.35
Residential Mortgage	260,085	6,950	5.34	262,495	6,642	5.06

Total Loans	1,690,273	63,327	7.56	1,570,479	56,157	7.21

Total Earning Assets	1,990,724	69,949	7.06	1,861,600	62,179	6.71
Other Assets	123,475			115,683

Total Assets	$2,114,199			$1,977,283

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$195,353	$1,246	1.29%	$182,264	$720	0.80%
Savings Deposits	681,756	12,799	3.79	522,743	7,713	2.98
Certificates of Deposit	501,259	11,892	4.78	507,243	10,501	4.17

Total Interest-Bearing Deposits	1,378,368	25,937	3.79	1,212,250	18,934	3.15
Short-Term Borrowings	244,303	5,091	4.20	228,004	4,527	4.00
Federal Home Loan Bank Advances	18,607	506	5.49	59,639	1,444	4.88
Subordinated Notes	46,941	1,679	7.16	46,817	1,679	7.17

Total Interest-Bearing Liabilities	1,688,219	33,213	3.97	1,546,710	26,584	3.46
Non-Interest-Bearing Demand Deposits	214,202			218,919
Other Liabilities	31,654			33,070

Shareholders' Equity	180,124			178,584

Total Liabilities and Shareholders' Equity	$2,114,199			$1,977,283

Net Interest Income/Spread		$36,736	3.09%		$35,595	3.25%

Net Interest Margin			3.70%			3.83%

Loan Charge-Offs and Recoveries
 First Indiana Corporation and Subsidiaries
(Dollars in Thousands) (Unaudited)

	Three Months Ended			Six Months Ended
	June 30 2007	March 31 2007	June 30 2006	June 30 2007	June 30 2006
Allowance for Loan Losses at Beginning of Period	$29,373	$30,463	$38,435	$30,463	$39,168
Charge-Offs
Business	539	682	825	1,221	953
Commercial Real Estate	92	—	—	92	—
Consumer	1,049	1,160	992	2,209	2,117
Residential Mortgage	47	102	116	149	255

Total Charge-Offs	1,727	1,944	1,933	3,671	3,325
Recoveries
Business	275	430	708	705	942
Commercial Real Estate	—	—	1	—	1
Single-Family Construction	2	—	49	2	50
Consumer	353	406	364	759	1,038
Residential Mortgage	—	18	—	18	—

Total Recoveries	630	854	1,122	1,484	2,031

Net Charge-Offs	1,097	1,090	811	2,187	1,294
Provision for Loan Losses	—	—	(1,350)	—	(1,600)

Allowance for Loan Losses at End of Period	$28,276	$29,373	$36,274	$28,276	$36,274

Net Charge-Offs to Average Loans (Annualized)	0.26%	0.26%	0.20%	0.26%	0.40%
Allowance for Loan Losses to Loans at End of Period	1.65	1.75	2.18
Allowance for Loan Losses to Non-Performing Loans
at End of Period	394.59	592.80	1,385.81

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	June 30, 2007	December 31 2006	June 30, 2006
Non-Performing Loans
Non-Accrual Loans
Business	$1,012	$9,064	$572
Commercial Real Estate	337	723	—
Single-Family Construction	804	—	—
Consumer	2,670	917	1,502
Residential Mortgage	951	705	334

Total Non-Accrual Loans	5,774	11,409	2,408

Accruing Loans Past Due 90 Days or More
Business	924	710	24
Commercial Real Estate	—	209	186
Consumer	175	445	—
Residential Mortgage	293	303	—

Total Accruing Loans Past Due 90 Days or More	1,392	1,667	210

Total Non-Performing Loans	7,166	13,076	2,618
Foreclosed Assets	—	25	54

Total Non-Performing Assets	$7,166	$13,101	$2,672

Non-Performing Loans to Loans at End of Period	0.42%	0.77%	0.16%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.42	0.77	0.16